Dreyfus
100% U.S. Treasury
Money Market Fund

ANNUAL REPORT
December 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                            14   Report of Independent Auditors

                            15   Important Tax Information

                            16   Board Members Information

                            17   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

In 2001, money market funds generally posted higher returns than stocks for the second consecutive year. As one of America's longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board's 11 interest-rate reductions during 2001 drove short-term rates to their lowest levels in 40 years.

In addition, 2001 reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter. The importance of diversification was underscored by the longer term bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With  money  market  yields  ending  2001  at  historically  low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended December 31, 2001, the fund produced a yield of 3.66%. Taking into account the effects of compounding, the fund produced an effective yield of 3.72%.(1)

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

The U.S. economy was already seeing signs of a slowdown when the reporting period began in January 2001. The Federal Reserve Board (the "Fed") responded on the first business day of the year by reducing short-term interest rates by 50 basis points. That initial reduction was followed by two more during the first quarter of the year. The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. Indeed, Gross Domestic Product ("GDP") growth for the first quarter of 2001 came in at an annualized rate of just 1.10%.

According to the National Bureau of Economic Research, the U.S. entered its first recession in 10 years just as the second quarter of 2001 began. Although the recession would not become "official" until much later in the year, the Fed reduced short-term interest rates by 50 basis points each in April and May and by 25 basis points in June. Yet, despite six months of aggressive easing, capital spending remained weak, and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter grew at an annualized rate of just 0.30%.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In the third quarter, interest rates held steady, and some economists began to detect signs of possible economic improvement, suggesting that the Fed might have achieved a soft landing. Evidence emerged in July that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting, the Fed cited reduced capital spending, weak consumption and slower overseas growth for its decision to reduce interest rates another 25 basis points.

On September 11 disaster struck. In addition to the incalculable losses of human life and property, the terrorist attacks made an already weak economy even weaker. Consumer spending plunged as individuals canceled travel plans and cut back on new purchases. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September
17. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth. It also injected approximately $50 billion into the economy. Nonetheless, U.S. GDP growth contracted by an estimated 1.30% in the third quarter, the economy's worst performance in a decade.

The Fed followed up in the fourth quarter by cutting rates another 50 basis points each in October and November, citing heightened uncertainty and concerns about a deterioration in business conditions both here and abroad. This was followed by a 25 basis-point cut at its December meeting. All told, the Fed reduced short-term interest rates a total of 475 basis point during 2001, bringing the benchmark federal funds rate to its lowest level in 40 years. Of course, money market yields have also declined.


What is the fund's current strategy?

In this environment, we have continued to maintain the fund's relatively long weighted average maturity in seeking to maintain higher yields for as long as we deemed practical. As of December 31, 2001, rising evidence that the economy may be nearing a recovery recently caused money market yields to begin to rise. Consumer confidence has improved, retail sales have picked up and fewer workers have submitted jobless claims. As always, we are monitoring the economy closely, and we may look to change our current strategy and the fund's weighted average maturity as economic and market conditions evolve.

January 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001



                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. TREASURY BILLS--79.3%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

 1/3/2002                                                                        1.79            17,631,000           17,629,257

 1/10/2002                                                                       1.83           101,456,000          101,409,699

 1/17/2002                                                                       3.46            50,000,000           49,924,444

 1/24/2002                                                                       3.10             5,890,000            5,878,526

 2/7/2002                                                                        2.49           141,145,000          140,787,667

 2/14/2002                                                                       2.32             3,960,000            3,948,868

 2/21/2002                                                                       1.88           103,619,000          103,344,166

 2/28/2002                                                                       4.11            14,865,000           14,770,390

 3/7/2002                                                                        1.80            86,273,000           85,993,708

 3/14/2002                                                                       1.69             5,430,000            5,411,755

 3/21/2002                                                                       2.14            60,839,000           60,555,742

 3/28/2002                                                                       1.71           120,000,000          119,512,667

 4/11/2002                                                                       2.13            80,000,000           79,532,222

 6/13/2002                                                                       1.69            20,000,000           19,847,867

TOTAL U.S. TREASURY BILLS

   (cost $808,546,978)                                                                                               808,546,978
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--19.8%
------------------------------------------------------------------------------------------------------------------------------------

 6.50%, 2/28/2002                                                                3.68           100,000,000          100,426,920

 6.125%, 8/31/2002                                                               3.26            19,310,000           19,644,727

 5.875%, 9/30/2002                                                               2.38            25,000,000           25,632,363

 5.625%, 11/30/2002                                                              2.02            55,000,000           56,750,078

TOTAL U.S. TREASURY NOTES

   (cost $202,454,088)                                                                                               202,454,088
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $ 1,011,001,066)                                                          99.1%            1,011,001,066

CASH AND RECEIVABLES (NET)                                                                          .9%                9,231,261

NET ASSETS                                                                                       100.0%            1,020,232,327

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,011,001,066 1,011,001,066

Cash                                                                  6,811,233

Interest receivable                                                   3,251,116

Prepaid expenses and other assets                                        27,625

                                                                  1,021,091,040
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           710,399

Accrued expenses and other liabilities                                  148,314

                                                                        858,713
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,020,232,327
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,020,256,176

Accumulated net realized gain (loss) on investments                    (23,849)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,020,232,327
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 1,019,967,622

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     43,705,226

EXPENSES:

Management fee--Note 2(a)                                            5,104,129

Shareholder servicing costs--Note 2(b)                                 971,259

Trustees' fees and expenses--Note 2(c)                                 172,556

Custodian fees                                                          79,113

Prospectus and shareholders' reports                                    43,458

Professional fees                                                       32,539

Registration fees                                                       32,071

Miscellaneous                                                            9,252

TOTAL EXPENSES                                                       6,444,377

INVESTMENT INCOME--NET                                              37,260,849
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  17,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                37,278,232

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         37,260,849           54,225,347

Net realized gain (loss) from investments          17,383              365,936

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   37,278,232           54,591,283
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (37,560,083)        (53,926,113)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 764,414,497         923,396,160

Dividends reinvested                           35,791,230          51,359,012

Cost of shares redeemed                      (786,596,880)     (1,074,643,135)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            13,608,847         (99,887,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,326,996         (99,222,793)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,006,905,331        1,106,128,124

END OF PERIOD                               1,020,232,327        1,006,905,331

Undistributed investment income--net                   --              299,234

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                  Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                      2001              2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               1.00               1.00              1.00              1.00             1.00

Investment Operations:

Investment income--net                               .037               .052              .041              .045             .046

Distributions:

Dividends from
   investment income--net                           (.037)             (.052)            (.041)            (.045)           (.046)

Net asset value,
   end of period                                     1.00               1.00              1.00              1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.74               5.31              4.17              4.55             4.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .63                .69               .71               .75              .71

Ratio of net investment
   income to average
   net assets                                        3.65               5.22              4.10              4.46             4.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  1,020,232           1,006,905         1,106,128        1,142,583        1,203,948

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ) a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $9,206 during the period ended
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were all ordinary income.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $24,000 of the carryover expires in fiscal 2007.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged $472,018 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $357,683 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus 100% U.S. Treasury Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York
February 7, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)



Name (age)          Principal Occupation                                                                          No. of Portfolios
Position, (held     During Past 5 Years                            Other Directorships                            which Board
since)                                                             And Affiliations                               Member Serves
---------------     ---------------------                          --------------------------------               ------------------

Joseph S.           o Chairman of the Board of various funds in    o Muscular Dystrophy Association               190
DiMartino (58)      the Dreyfus Family of Funds
Chairman of the                                                    o Plan Vista Corporation (formerly HealthPlan
Board (1995)                                                         Services Corporation), a provider of
                                                                     marketing, administrative and risk
                                                                     management services to health and other
                                                                     benefit programs
                                                                   o Carlyle Industries, Inc., button
                                                                     packager and distributor
                                                                   o Century Business Services, Inc., provider
                                                                     of various outsourcing functions for small
                                                                     and medium  size companies
                                                                   o The Newark Group, privately held  company
                                                                     providing a national network of paper
                                                                     recovery facilities, paperboard mills and
                                                                     paperboard converting plants
                                                                   o QuikCAT.com, Inc., private company engaged
                                                                     in the development of high speed movement,
                                                                     routing, storage and encryption of data
                                                                     across all modes of data transport

Gordon J. Davis     o Senior Partner with the law firm of          o Consolidated Edison, a utility company        30
(60)                  LeBoeuf, Lamb, Greene & MacRae               o Phoenix Home Life Insurance Company
Board Member (1994)                                                o Also a Director/Trustee for various
                                                                     not-for-profit fund groups


David P. Feldman    o AT&T Investment Management Corporation,      o 59 Wall Street Mutual Funds Group (11         54
(62)                  Chairman and Chief Executive                   Funds)
Board Member (1997)   Officer (Retired May 1997)                   o The Jeffrey Company, a private
                                                                     investment company

Lynn Martin (62)    o Professor, J.L. Kellogg Graduate School      o Harcourt General, Inc., a publishing          15
                      of Management, Northwestern University         and information provider company
Board Member (1994) o Advisor to the international accounting      o SBC Communications, Inc.
                      firm of Deloitte & Touche, LLP and           o Ryder System, Inc., a supply chain
                      chair to its Council for the Advancement       and transportation management company
                      of Women                                    o  The Proctor & Gamble Co., consumer
                                                                     company
                                                                   o TRW, Inc., an aerospace and automotive
                                                                     equipment company

Daniel Rose (72)    o Chairman and Chief Executive Officer of      o Baltic-American Enterprise Fund,              31
Board                 Rose Associates Inc., a New York based         received a Presidential appointment
Member (1992)         real estate development and management         to serve as Director of the Fund,
                      firm                                           which will make equity investments and
                                                                     loans, and provide technical business
                                                                     assistance  to new  business  concerns
                                                                     in the Baltic states

Philip L. Toia (68) o Vice Chairman, Administration and Operations o Chairman of the Housing Committee of the      15
Board Member (1997)   of the Dreyfus Corporation a subsidiary        Real Estate Board of New York, Inc.
                      of Mellon Bank (Retired January 1997)

Sander Vanocur (74) o President of Old Owl Communications,                                                         31
Board Member (1992)   a full-service communications firm

Anne Wexler (71)    o Chairman of the Wexler Group, consultants    o Wilshire Mutual Funds (5 Funds)               28
                      specializing in government relations         o Comcast Corporation, a
Board Member (1994)   and public affairs                             telecommunications company
                                                                   o The New England Electric System




Once elected all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Eugene McCarthy, Emeritus Board Member
Rex Wilder, Emeritus Board Member




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury of the Manager, and an
officer of 35 investment companies (comprised of 76 portfolios) managed by the Manager. He is 39 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                        For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  071AR1201